UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                         BROOKLYN FEDERAL BANCORP, INC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-51208                  20-2659598
  --------------------------      ----------------------     ------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


81 Court Street Brooklyn, NY                                           11201
--------------------------------------                                 -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operation and Financial Condition.
                 ---------------------------------------------

     On April 30, 2007, Brooklyn Federal Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the quarter ended March 31, 2007.


Item 8.01.       Other Events.
                 -------------

     On April 30, 2007 the Company's Board of Directors announced a cash dividend of $0.03 per share of common stock for stockholders of record as of May 17, 2007, payable on May 29, 2007.

     A copy of the press release  announcing  these Items is attached as Exhibit
99.1. The information in the preceding Items, as well as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



Item 9.01.       Financial Statements and Exhibits
                 ---------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable.
     (b)  Pro Forma Financial Information. Not applicable.
     (c)  Shell Company Transactions. Not applicable.
     (d)  Exhibits.


                  Exhibit No.               Description
                  -----------               ------------

                     99.1 Press release issued by the Company on April 30, 2007 announcing its financial results for the quarter ended March 31, 2007 and declaring a dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BROOKLYN FEDERAL BANCORP, INC.



DATE:  May 1, 2007                        By:/s/ Angelo J. Di Lorenzo
                                          ---------------------------
                                          Angelo J. Di Lorenzo
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description
                 ------------              -------------
                     99.1           Press release dated April 30, 2007